MANNING & NAPIER FUND, INC.

Supplement dated May 28, 2010 to the combined Prospectus (the “Prospectus”)

dated May 1, 2010 as supplemented May 1, 2010 for the following Series:

Small Cap Series	Financial Services Series
Commodity Series	Core Bond Series
Technology Series	Core Plus Bond Series
International Series	Real Estate Series
Life Sciences Series	Diversified Tax Exempt Series
World Opportunities Series	New York Tax Exempt Series
High Yield Bond Series	Ohio Tax Exempt Series
Global Fixed Income Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.	Due to the reassignment of duties within the Research Department of Manning & Napier Advisors, Inc. (the “Advisor”), Jeffrey A. Herrmann has been replaced as a member of the Real Estate Series’ Research Team by Christian A. Andreach. Accordingly, the Prospectus is revised as follows:

a.	The information with respect to Christian A. Andreach in the “Portfolio Managers” sub-section of the section of the Prospectus titled “Management” is hereby deleted and replaced with the following:

Christian A. Andreach, CFA®, Senior Analyst/Managing Director of Consumer Group

Joined the Advisor in 1999. Senior Analyst since 1999. Managing Director and member of Senior Research Group since 2002. Member of the Real Estate Series Research Team since 2010.

b.	The information with respect to Jeffrey A. Herrmann in the “Portfolio Managers” sub-section of the section of the Prospectus titled “Management” is hereby deleted and replaced with the following:

Jeffrey A. Herrmann, CFA®, Co-Director of Research /Managing Director of Themes and Overviews Group

Joined the Advisor in 1986. Co-Director of Research since 1992. Member of Senior Research Group since 1992. Executive Group Member* since 2002.

2.	In addition, the following changes are being made to reflect the Financial Services Series’ investments in emerging market stocks, a new addition to the Series’ principal investment strategies:

a.	The second paragraph of the section titled “Principal Investment Strategies” in the Series’ Summary Section is hereby deleted and replaced with the following:

The Series may invest in U.S. and foreign companies, including those in emerging markets, American Depository Receipts (ADRs) and other U.S. dollar denominated securities of foreign issuers. The Series may invest in stocks of small, large or mid-size companies. The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to be fully invested while awaiting an opportunity to purchase securities directly. The Advisor believes that purchasing ETFs in such a manner may allow the Series to invest in a particular sector of the market more efficiently than would otherwise be possible.

b.	The following bullet point is added to the end of the third paragraph in the section titled “Principal Risks of Investing in the Series” in the Series’ Summary Section:

•	Investments in emerging market countries may be more volatile than investments in more developed markets.

c.	The table provided in the section of the Prospectus titled “More Information About the Series’ Principal Risks” is hereby revised to show that “emerging market risk” now applies to the Financial Services Series.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Manning & Napier Fund, Inc.

Supplement dated May 28, 2010 to the

Statement of Additional Information (“SAI”) dated May 1, 2010 as supplemented May 1, 2010

This supplement applies to the SAI of each of the following series of Manning & Napier Fund, Inc. (the “Fund”): Small Cap Series (Class A, B, Z, D, and E Shares), Commodity Series, Technology Series, High Yield Bond Series, International Series, Life Sciences Series, Global Fixed Income Series, World Opportunities Series (Class A, B, Z, D, and E Shares), New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Financial Services Series, Core Bond Series, Core Plus Bond Series, and Real Estate Series.

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Due to the reassignment of duties within the Research Department of Manning & Napier Advisors, Inc. (the “Advisor”), Jeffrey A. Herrmann has been replaced as a member of the Research Series’ Research Team by Christian A. Andreach. Accordingly, the information for Mr. Andreach and Mr. Herrmann in the “Portfolio Managers” section of the SAI is hereby deleted and replaced by the following:

Christian A. Andreach, CFA, Senior Analyst/Managing Director of Consumer Group	Member of Senior Research Group, Member of Real Estate Series Research Team	Life Sciences Series – between $1 and $10,000 Financial Services Series – between $1 and $10,000 International Series – between $1 and $10,000	Between $100,001 and $500,000

Jeffrey A. Herrmann, CFA, Co-Director of Research/ Managing Director of Themes & Overviews Group	Member of Senior Research Group	Life Sciences Series – between $10,001 and $50,000 Technology Series – between $10,001 and $50,000 Small Cap Series – between $1 and $10,000 World Opportunities Series – between $1 and $10,000	Between $100,001 and $500,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE